PRUDENTIAL WORLD FUND, INC.

PGIM Jennison Global Opportunities Fund

PGIM Jennison International Opportunities Fund

(each a "Fund" and collectively the "Funds")

Supplement dated June 30, 2022, to each Fund's

currently effective Statement of Additional Information (SAI)

Effective as of July 1, 2022, the Board of Directors of Prudential World Fund, Inc. approved an amendment to each Fund's management fee rate to add an additional breakpoint. To reflect this change, effective as of July 1, 2022, the relevant disclosure in the SAI in the section entitled "Management & Advisory Arrangements," under the subheading "Manager," is hereby superseded and replaced with the following:

Management Fee Rate (effective July 1, 2022)

0.825% up to $1 billion of the Fund's average daily net assets;

0.800% over $1 billion to $5 billion of the Fund's average daily net assets; 0.780% over $5 billion of the Fund's average daily net assets.

Management Fee Rate (prior to July 1, 2022)

0.825% up to $1 billion of the Fund's average daily net assets; 0.800% over $1 billion of the Fund's average daily net assets.

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

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